--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                            California Tax-Free Funds
--------------------------------------------------------------------------------
                                February 28, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
* Municipal bonds fared well amid the sometimes turbulent financial market conditions of the past year.
* Yields on tax-free bonds approached parity with yields on taxable bonds before easing in recent months.
* Both funds' 6- and 12-month returns exceeded their respective Lipper peer group averages, aided by portfolio management decisions and below-average expenses.
* California's economy remained strong, fueled by rapid growth in employment and personal income.
* We expect continued low inflation and slowing economic growth to benefit municipal bonds, which still carry attractive yields relative to taxable bonds.

================================================================================
FELLOW SHAREHOLDERS
--------------------------------------------------------------------------------

     Municipal bonds and your funds provided good returns for the 6- and 12-month periods ended February 28, 1999. The tax-exempt market avoided much of the tur moil in other fixed income markets. Treasury yields plunged from August to October in a massive flight to quality and then bounced back as the global financial crisis eased and the U.S. economy remained remarkably strong. The funds outperformed their benchmarks for both periods, a reflection of our management decisions and below-average expenses.

================================================================================
MARKET ENVIRONMENT
--------------------------------------------------------------------------------

     Major economic developments here and overseas during the fiscal year affected the fixed income markets. In the first half, investors expected the global turmoil to hurt the U.S. economy and began pushing interest rates lower. Russia's debt default in August created havoc in many markets and caused a global liquidity crisis that contributed to the flight to U.S. Treasuries. Yields on 30-year Treasuries fell to a record low of 4.72% in October from 5.92% last February. Municipal yields also fell, but the decline was more muted as long-term rates dropped to 4.64% in October from 5.08% last February. As a result, municipal yields approached parity with Treasury yields in longer maturities, an unusual event in a year when major tax reform was not under discussion. In response to the credit crunch, the Federal Reserve cut interest rates three times last fall to cushion the domestic economy from weakness abroad and restore investor confidence.

     [Line graph showing California Bond Index and California Money Index from 2/98 through 2/99; Source: T. Rowe Price Associates]

     Yields reversed in December following signs of stronger-than-expected U.S. growth and a sense that the liquidity crunch had abated. Early this year, news of robust fourth quarter GDP growth (6.1%) helped fuel the rise in rates. As a result, 30-year Treasury yields ended the period nearly a full percentage point above their October lows. Municipal yields also rose but, again, not as much as Treasury yields. Interest rates on most municipal securities ended the 12 months virtually unchanged except among short-term issues, as shown in the chart on page 1.

     The yield curve steepened as short-term and money market securities followed the Fed's lead lower while heavy supply helped exert upward pressure on long-term rates. For the calendar year, new bond issuance reached $284 billion nationwide, up 29% from 1997, a level only surpassed in 1993.

     California's economy continued to expand at a healthy pace last year, with employment growth of 3.2% and personal income growth of 6.4%. The state's unemployment rate in December was 5.9%, compared with 6.3% in December 1997. The state's forecast is for slower growth this year, but employment growth is still expected to average 2.1% in 1999 (versus an estimated 1.4% U.S. average) and 2.4% in 2000. Personal income growth is projected at 5.1% in 1999 (compared with 4.7% for the nation) and 5.5% in 2000. The state's high-tech manufacturing sector has been affected by the Asian crisis, but growth in demand for software and services has been an offsetting factor.

==================================================
Risk-Adjusted Performance
--------------------------------------------------

     The  California  Tax-Free Bond Fund is highly
rated  by   Morningstar   for  its   risk-adjusted
performance,   which   takes  into   account   the
volatility  experienced  in  earning a  particular
return.   (Money  funds  are  not  rated.)  As  of
February 28,  1999,  the fund was rated four stars
overall. The top 10% of the funds in each category
receive  five stars,  the next 22.5%  receive four
stars,  and the next 35% receive three stars.  The
fund  was  rated  among  1,576,   1,109,  and  369
municipal bond funds for the 3-, 5-, and 10-year periods ended February 28, 1999, respectively.* Of course, past performance does not guarantee future results.

     *  Morningstar  proprietary  ratings  reflect
historical risk-adjusted performance as of 2/28/99
and may change  monthly.  Ratings  are  calculated
from the fund's 3-, 5-, and 10-year average annual
returns in excess of 90-day  Treasury bill returns
with appropriate fee adjustments and a risk factor
that  reflects  fund   performance   below  90-day
Treasury bill  returns.  The  California  Tax-Free
Bond Fund was rated 4 stars for the 3-year period, 4 stars for the 5-year period, and 3 stars for the 10-year period.

==================================================

     Continued economic improvement boosted California's fiscal condition, leading Moody's Investors Services, Inc., to upgrade its rating on California's general obligation debt to Aa3 from A1 in October. Standard & Poor's maintains an A+ rating with a positive outlook, and Fitch upgraded the state's general obligation bond rating from A+ to AA- in late 1997. For the fiscal year ended June 30, 1998, California's general fund balance increased to $2.8 billion from $0.7 billion a year earlier. Another noteworthy event, indicating that California residents are confident about the future, was voter approval in November of Proposition 1A, which permits the issuance of a record $9.2 billion of bonds for public school construction and renovation and for higher education facilities.

================================================================================
CALIFORNIA TAX-FREE MONEY FUND
--------------------------------------------------------------------------------

    Performance Comparison
    ----------------------
    Periods Ended 2/28/99            6 Months     12 Months
    ---------------------            --------     ---------
    California Tax-Free
    Money Fund                         1.20%        2.65%

    Lipper California Tax-Exempt
    Money Market Funds Average         1.19         2.62

================================================================================

     Your fund delivered returns of 1.20% and 2.65%, respectively, for the 6- and 12-month periods ended February 28, as shown in the table. Both results were slightly higher than those of our peer group average.

     Over the past 12 months, our strategy has been to maintain a longer-than-average maturity during a time of generally declining yields. At the end of the period, the fund had a weighted average maturity of 51 days compared with our peer group average of 40 days. Fund results were aided by our maturity posture and by our below-average expense ratio of 0.55%, about eight basis points lower than the average of 55 California tax-exempt money funds tracked by Lipper, Inc.

     In addition to the Fed's rate cuts, supply and demand conditions played a key role in pushing money market rates lower in recent months. On the supply front, the improved financial condition of many municipalities, along with low long-term rates, has drastically reduced the short-term borrowing needs of issuers. For example, last year the volume of municipal note issuance in the U.S. was the lowest since 1989, and borrowings by the State of California, typically a mainstay of the municipal note market, were just over half of 1997's total. Demand has been solid, although municipals did not receive anything like the flood of money that sought refuge in the taxable money market last summer and fall. This combination of reduced supply and steady demand has kept yields on tax-free money market securities low relative to those on taxable issues.

     We expect to continue our more aggressive strategy in the coming months, based on the imbalance between supply and demand coupled with our expectation of a stable monetary policy.

================================================================================
CALIFORNIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

    Performance Comparison
    ----------------------
    Periods Ended 2/28/99            6 Months     12 Months
    ---------------------            --------     ---------
    California Tax-Free Bond Fund      2.38%        5.95%

    Lipper California Municipal
    Debt Funds Average                 2.09         5.43

================================================================================

     Your fund delivered solid returns of 2.38% and 5.95%, respectively, for the 6- and 12-month periods ended February 28. Both results exceeded those of our peer group average. The fund's six-month returns came exclusively from coupon income, as the share price fell slightly to $10.96 from $10.98 on August 31. (For information, see the Key Statistics table on page 7.) For the 12-month period, the fund benefited from a modest rise in share price from $10.88 to $10.96. Income for the past year was 52 cents per share, accounting for most of your return. Fund results were aided by our longer-than-average duration, the fund's generally high credit quality, our focus on maintaining income, and our below-average expenses. The fund's expense ratio of 0.58% is nearly a half percentage point below the average of 102 California tax-exempt bond funds tracked by Lipper, Inc.

     We kept duration slightly long due to several factors: the absence of any inflationary pressures, the global demand for U.S. Treasury bonds as a result of the global financial crisis, and the exceptional value offered in the municipal market due to imbalances in supply and demand. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of seven years would fall or rise about 7% in price in response to a one-percentage-point rise or fall in interest rates.) This strategy proved rewarding especially during late summer and early fall. Our longer-term bonds provided higher income and greater price appreciation as long-term interest rates declined to 30-year lows. Municipal yields have moved in a narrow range since then, though they trended higher in February. In the past two months, we have moved duration lower for several reasons: concerns about continued economic strength, a shift in the Federal Reserve's posture away from a bias toward easing, and the historical evidence that the first quarter is often not a strong one for the municipal market. If municipal yields move higher from here, however, we would likely extend duration again, because we believe the low-inflation trend will remain intact.

     The fund's average credit quality remained high at AA-, largely a reflection of the high number of California bond issues carrying insurance. While a year ago we regretted not having more exposure to lower-quality (higher-yielding) bonds, our high credit quality benefited the fund over the past year as lower-quality issues underperformed. At this point we see some opportunities to buy lower-quality bonds with attractive yields, and will do so if they meet our credit standards. Our sector diversification has changed somewhat since our last report. We added to local general obligation bonds and to transportation bonds, in recognition of both the growing tax base and above-normal issuance for transportation projects. We also raised our exposure to housing bonds with higher yields.

     High tax-free income is, of course, the fund's principal objective. With the passage of time in a lower interest rate environment, the fund's income declines as older, higher-yielding holdings mature or are called by the issuer. For example, dividends per share for the 12 months ended February 28 were 52 cents compared with 54 cents for the preceding fiscal year. While we can't change the course of interest rates, we can mitigate the effects by holding onto higher-yielding bonds and putting new cash to work in the long end of the market where rates are highest. We have overweighted noncallable bonds in the portfolio as a way to preserve income. Strong cash flow over the past year (assets are up 15%) has also permitted us to limit our holdings of lower-yielding cash reserves.

================================================================================
OUTLOOK
--------------------------------------------------------------------------------

     As noted, California enjoys a robust economy, state coffers are full, and the state's debt ratings have been upgraded. Looking nationally, we believe the forces supporting low inflation will remain intact for the foreseeable future. Despite the economy's strong pace through the beginning of the year, we expect a decline in growth toward a more modest and sustainable level later this year. The Federal Reserve appears to have adopted a neutral monetary bias in the belief that the economy contains an equal measure of upside and downside risks.

     So far this year, decreasing municipal issuance, strong demand, and better-than-expected economic growth have helped tax-exempt bonds outperform Treasuries, where yields have continued to rise from last year's lows. As a result, municipal yields are no longer near parity with taxable yields. Overall, however, the taxable equivalent yields available on tax-free bonds are still very appealing, and we are optimistic about the outlook for municipal bonds through the rest of the year.

Respectfully submitted,

/s/

Patrice L. Berchtenbreiter
Chairman of the Investment Advisory Committee
California Tax-Free Money Fund

/s/

Mary J. Miller
Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund

March 19, 1999

==================================================
NEW INVESTOR CENTER
--------------------------------------------------

     We are pleased to announce that T. Rowe Price will soon open a new Investor Center in the Los
Angeles area. The current Investor Center in downtown Los Angeles, on South Flower Street, will close on May 14. Details about the new facility will be provided to shareholders in a few weeks.

===================================================

================================================================================

T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
KEY STATISTICS
--------------
                                                       8/31/98        2/28/99
                                                       -------        -------
CALIFORNIA TAX-FREE MONEY FUND
------------------------------
Price Per Share                                         $1.00          $1.00
Dividends Per Share
     For 6 months                                        0.014          0.012
     For 12 months                                       0.029          0.026
Dividend Yield (7-Day Compound) *                        2.62%          2.17%
Weighted Average Maturity (days)                         49             51
Weighted Average Quality **                           First Tier      First Tier

CALIFORNIA TAX-FREE BOND FUND
-----------------------------
Price Per Share                                        $10.98         $10.96
Dividends Per Share
     For 6 months                                        0.26           0.26
     For 12 months                                       0.53           0.52
Dividend Yield *
     For 6 months                                        4.89%          4.84%
     For 12 months                                       5.05           4.89
30-Day Standardized Yield                                4.23           3.97
Weighted Average Maturity (years)                       17.7           16.3
Weighted Average Effective Duration (years)              7.6            7.2
Weighted Average Quality ***                              AA-            AA-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value at the end of the period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***  Based on T. Rowe Price research.
================================================================================

T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
SECTOR DIVERSIFICATION
----------------------
                                                   Percent of       Percent of
                                                   Net Assets       Net Assets
                                                      8/31/98          2/28/99
                                                      -------          -------

CALIFORNIA TAX-FREE MONEY FUND
------------------------------
Hospital Revenue                                         23%            17%
Water and Sewer Revenue                                  10             12
Lease Revenue                                             8             12
General Obligation N Local                               13             12
Nuclear Revenue                                           8             10
Prerefunded Revenue                                      11             10
Industrial and Pollution Control Revenue                  7              6
Educational Revenue                                       1              5
Air and Sea Transportation Revenue                        11             5
Dedicated Tax Revenue                                     5              3
Electric Revenue                                          1              3
All Other                                                 3              2
Other Assets Less Liabilities                            -1              3
-----------------------------                            --              -
Total                                                    100%          100%

CALIFORNIA TAX-FREE BOND FUND
-----------------------------
Dedicated Tax Revenue                                    26%            24%
Lease Revenue                                            10             10
Prerefunded Bonds                                         9             10
General Obligation N Local                                7              9
Air and Sea Transportation Revenue                        5              7
Water and Sewer Revenue                                   9              7
Housing Finance Revenue                                   5              7
Nuclear Revenue                                           4              5
Hospital Revenue                                          5              5
General Obligation N State                                5              4
Escrowed to Maturity                                      2              3
Electric Revenue                                          3              3
Ground Transportation Revenue                             3              2
All Other                                                 6              5
Other Assets Less Liabilities                             1             -1
-----------------------------                             -             --
Total                                                    100%          100%

================================================================================

T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------
     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[SEC Chart Shown here]

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 2/28/99                   1 Year   3 Years    5 Years    10 Years
---------------------                   ------   -------    -------    --------
California Tax-Free Money Fund          2.65%      2.84%      2.86%      3.22%
California Tax-Free Bond Fund           5.95       6.95       6.51        7.73

     Investment return represents past performance and will vary. Shares of the bond fund may be worth more or less at redemption than at original purchase. Investments in the Money Fund are not insured or guaranteed by the FDICor any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

================================================================================
T. Rowe Price California Tax-Free Money Fund
--------------------------------------------------------------------------------
For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------
                               Year
                              Ended
                            2/28/99     2/28/98    2/28/97   2/29/96    2/28/95
                            -------     -------    -------   -------    -------
NET ASSET VALUE
---------------
Beginning of period        $  1.000  $   1.000   $   1.000   $ 1.000   $ 1.000
Investment activities
  Net investment income       0.026*     0.030*      0.028*    0.032*    0.025*
Distributions
  Net investment income      (0.026)    (0.030)     (0.028)   (0.032)   (0.025)
NET ASSET VALUE
End of period              $  1.000  $   1.000   $   1.000   $ 1.000   $ 1.000

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return #                2.65%*    3.01%*       2.87%*    3.24%*    2.55%*
Ratio of total expenses to
average net assets            0.55%*    0.55%*       0.55%*    0.55%*    0.55%*
Ratio of net investment
income to average
net assets                    2.62%*    2.98%*       2.82%*    3.20%*    2.51%*
Net assets, end of period
(in thousands)             $ 102,346   $ 92,406    $ 82,210  $ 72,739  $ 76,289

--------------------------------------------------------------------------------
# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.55% voluntary expense limitation in effect through 2/28/99.

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price California Tax-Free Money Fund
--------------------------------------------------------------------------------
For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------
                              Year
                             Ended
                           2/28/99     2/28/98  2/28/97     2/29/96     2/28/95
                           -------     -------  -------     -------     -------
NET ASSET VALUE
---------------
Beginning of period        $  10.88  $  10.47  $ 10.45  $    10.00  $    10.43
Investment activities
  Net investment income        0.52      0.54     0.55        0.55        0.55*
  Net realized and
  unrealized gain (loss)       0.11      0.41     0.02        0.45       (0.41)
  Total from
  investment activities        0.63      0.95     0.57        1.00        0.14
Distributions
  Net investment income       (0.52)    (0.54)   (0.55)      (0.55)      (0.55)
  Net realized gain           (0.03)        -       -           -        (0.02)
  Total distributions         (0.55)    (0.54)   (0.55)      (0.55)      (0.57)

NET ASSET VALUE
---------------
End of period              $  10.96  $  10.88  $ 10.47  $    10.45  $    10.00
Ratios/Supplemental Data
Total return#                  5.95%     9.31%    5.64%      10.28%       1.60%*
Ratio of total expenses to
average net assets             0.58%     0.58%    0.62%       0.63%       0.60%*
Ratio of net investment
income to average
net assets                     4.80%     5.09%    5.29%       5.40%       5.60%*
Portfolio turnover rate       27.2%     35.0%    47.3%       61.9%       78.0%
Net assets, end of period
(in thousands)             $ 226,001 $ 195,100 $160,813  $ 146,194  $  131,953

--------------------------------------------------------------------------------
# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through 2/28/95.

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price California Tax-Free Money Fund
--------------------------------------------------------------------------------
                                                               February 28, 1999
STATEMENT OF NET ASSETS
                                                             Par           Value
                                                                In thousands
CALIFORNIA  96.3%

Alameda County, GO, TAN, 4.50%, 7/7/99                       2,000   $ 2,006
California, GO
        5.00%, 10/1/99                                         200       202
        5.50%, 9/1/99                                          830       841
        6.60%, 5/1/99                                          250       252
        8.90%, 10/1/99                                         100       103
California Dept. of Water Resources, 8.75%, 12/1/99          3,050     3,182
California Ed. Fac. Auth.
    Claremont Mckenna College, 2.80%, 11/1/99                  150       150
    Stanford Univ., VRDN (Currently 2.30%)                   4,000     4,000
California EFA
    California Institute of Technology
        VRDN (Currently 2.40%)                                 500       500
    Stanford Univ., VRDN (Currently 2.30%)                     500       500
California HFFA
    Catholic Healthcare West
        VRDN (Currently 2.60%) (MBIA Insured)                2,100     2,100
    Hosp. Adventist, VRDN (Currently 3.10%)
          (MBIA Insured)                                     1,400     1,400
    Pooled Loan Program
        VRDN (Currently 2.10%) (FGIC Insured)                2,900     2,900
    Santa Barbara Cottage Hosp.
        VRDN (Currently 2.50%)                               3,285     3,285
    Scripps Health
        VRDN (Currently 2.50%) (MBIA Insured)                4,500     4,500
    Sutter Health, VRDN (Currently 3.10%)                      400       400

California Pollution Control Fin. Auth., PCR
    Pacific Gas and Electric VRDN (Currently 2.50%) *        2,000     2,000
    Shell Oil
        VRDN (Currently 3.00%) *                             3,400     3,400
        VRDN (Currently 3.10%) *                             1,600     1,600
California Statewide CDA, Chevron,
          VRDN (Currently 3.15%) *                           1,100     1,100
Chula Vista IDA, San Diego Gas and Electric
        VRDN (Currently 3.60%) *                             2,900     2,900
Compton Community Redev. Agency
        8.10%, 8/1/03 (Prerefunded 8/1/99+)                  1,000     1,041
Elk Grove Unified School Dist., GO, 4.50%, 6/30/99           1,500   $ 1,504
Irvine Public Fac. and Infrastructure Auth.
        VRDN (Currently 2.40%)                               3,205     3,205
Long Beach Harbor, TECP, 2.25 - 2.80%, 3/9/99 *              3,900     3,900
Los Angeles, GO
        4.00%, 6/30/99                                       2,000     2,003
        4.30%, 9/1/99 (FGIC Insured)                           100       101
Los Angeles, Convention & Exhibition Center Auth., COP
        7.375%, 8/15/18 (Prerefunded 8/15/99+)               6,665     6,894
Los Angeles County, GO, 4.50%, 6/30/99                       2,000     2,005
Los Angeles County, Wastewater, TECP, 2.50%, 3/4/99            500       500
Los Angeles County Metropolitan Transportation
        VRDN (Currently 2.95%) (AMBAC Insured)               2,000     2,000
        5.50%, 7/1/99 (MBIA Insured)                           385       388
Los Angeles County Pension, GO
        VRDN (Currently 2.50%) (AMBAC Insured)               2,000     2,000
Los Angeles County Unified School Dist.
    Belmont Learning Complex, COP
        VRDN (Currently 2.50%)                                 580       580
    GO, 4.00%, 7/1/99                                          300       301
Los Angeles Wastewater Systems
        7.10%, 6/1/18 (Prerefunded 6/1/99+)                    500       515
Los Angeles Water and Power, TECP, 2.30%, 4/1/99             3,000     3,000
Metropolitan Water Dist., Southern California
        VRDN (Currently 2.40%)                               1,000     1,000
    TECP, 2.80 - 3.00%, 3/9/99                               2,400     2,400
    GO, 4.00%, 3/1/99                                          150       150
Mojave Water Agency, Improvement Morongo Basin
        5.875%, 9/1/99                                         225       228
Newport Beach, Hoag Memorial Hosp.
        VRDN (Currently 3.10%)                               3,000     3,000
Oakland, COP, VRDN (Currently 2.95%)                         4,830     4,830
Pasadena, Pasadena Civic Improvement
        7.00%, 12/1/14 (Prerefunded 12/1/99+)                  250       262
Poway Redev. Agency Tax Allocation
        7.60%, 12/15/22 (Prerefunded 12/15/99+)                 50        53
Sacramento Utility Dist., 5.75%, 7/1/99 (FGIC Insured)       1,500     1,513
San Bernardino County, TRAN, GO, 4.50%, 9/30/99              1,000     1,009
San Diego County, Regional Transportation Commission
        7.375%, 4/1/06 (Prerefunded 4/1/99+)                   775   $   793
San Diego County Transport Commission
        5.00%, 4/1/99 (MBIA Insured)                            50        50
San Diego County Water Auth., TECP, 2.05%, 3/10/99           2,500     2,500

San Francisco
        6.50%, 10/1/11 (AMBAC Insured)
        (Prerefunded 10/1/99+)                                 200       208
San Francisco Bay, TECP, 2.05%, 3/4/99                       1,000     1,000
San Francisco Building Auth.
        VRDN (Currently 2.72%) (AMBAC Insured)               3,545     3,545
San Francisco City and County Int'l. Airport
    TECP, 2.60%, 3/17/99                                     1,210     1,210
San Francisco Unified School Dist., GO, 4.50%, 9/22/99       1,000     1,006
San Jose/Santa Clara Water Fin. Auth.
        VRDN (Currently 2.50%)                               1,000     1,000
Santa Clara/El Camino Hosp. Dist.
    Valley Medical Center, VRDN (Currently 2.20%)              490       490
Southern California Public Power Auth.
        VRDN (Currently 2.50%) (AMBAC Insured)               1,000     1,000
    Palo Verde Project, VRDN (Currently 2.50%)               1,100     1,100
Vallecitos Water Dist., Twin Oaks Reservoir
        VRDN (Currently 2.60%)                               2,000     2,000
Water & Power of Los Angeles Electric, TECP,
     2.15%, 4/6/99                                           1,000     1,000
Total California (Cost  $98,605)                                      98,605


PUERTO RICO  0.2%

Puerto Rico Commonwealth, GO
        7.75%, 7/1/17 (Prerefunded 7/1/99+)                    180       186
Total Puerto Rico (Cost  $186)                                           186


Total Investments in Securities
96.5% of Net Assets (Cost  $98,791)                                    98,791

Other Assets Less Liabilities                                           3,555


NET ASSETS                                                            102,346

Net Assets Consist of:
Accumulated net investment income -
     net of distributions                                                   4
Accumulated net realized gain/loss -
     net of distributions                                                 (82)
Paid-in-capital applicable to 102,427,717
     no par value shares of beneficial
     interest outstanding; unlimited number
     of shares authorized                                              102,424

NET ASSETS                                                             102,346
NET ASSET VALUE PER SHARE                                                1.00

     *  Interest subject to alternative minimum tax
     +  Used in determining portfolio maturity
 AMBAC  AMBAC Indemnity Corp.
   CDA  Community Development Administration
   COP  Certificates of Participation
   EFA  Educational Facility Authority
  FGIC  Financial Guaranty Insurance Company
    GO  General Obligation
  HFFA  Health Facility Financing Authority
   IDA  Industrial Development Authority
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
   TAN  Tax Anticipation Note
  TECP  Tax-Exempt Commercial Paper
  TRAN  Tax Revenue Anticipation Note
  VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price California Tax-Free Bond Fund
--------------------------------------------------------------------------------

                                                               February 28, 1999
STATEMENT OF NET ASSETS
                                                             Par           Value
                                                                In thousands



CALIFORNIA  97.9%

Alameda County, Public Fac., COP
        6.00%, 9/1/21 (MBIA Insured)                           960   $ 1,055
Alameda Corridor Transportation Auth.
        5.125%, 10/1/16 (MBIA Insured)                       6,165     6,336
Anaheim PFA, Public Improvements
        5.00%, 9/1/27 (FSA Insured)                          2,435     2,417
Antioch Public Fin. Auth., 5.85%, 9/2/15                     3,000     2,997
Brea PFA, Tax Allocation, 6.75%, 8/1/22 (MBIA Insured)       1,435     1,562
California, GO
        5.25%, 10/1/20                                       1,700     1,725
        5.40%, 12/1/16 (FSA Insured) *                       1,000     1,023
        5.45%, 12/1/25                                       3,000     3,044
        6.40%, 2/1/20 *                                      2,200     2,228
    Veterans, 5.05%, 12/1/11                                 1,485     1,531
California Dept. of Water Resources
    Central Valley
        7.00%, 12/1/11                                       1,730     2,173
        7.00%, 12/1/12                                       1,000     1,262

California EFA
    Pooled College and Univ.
        5.60%, 12/1/14                                       1,000     1,063
        5.60%, 12/1/20                                       1,000     1,050
    St. Mary's College of California
        7.50%, 10/1/20 (Prerefunded 10/1/00+)                2,000     2,175
California HFA
        5.35%, 8/15/28 (MBIA Insured)                        2,000     2,051
    Sutter Health, VRDN (Currently 3.10%) (FSA Insured)        700       700
California HFFA
    Catholic Healthcare West
        5.25%, 7/1/23 (AMBAC Insured)                        1,000     1,013
    Pomona Valley Hosp.
        5.75%, 7/1/15 (MBIA Insured)                         1,800     1,952
    St. Joseph's Health, VRDN (Currently 3.10%)              1,000     1,000
    Sutter Health, VRDN (Currently 3.10%)                    1,300     1,300
California Housing Fin. Agency
        6.15%, 8/1/16 *                                      1,000   $ 1,068
        6.70%, 8/1/15                                        1,100     1,183
        6.70%, 8/1/25 *                                        925       992
        6.85%, 8/1/17                                        3,015     3,192
        7.20%, 8/1/09                                          190       197
        7.25%, 8/1/10                                          185       192
        7.25%, 8/1/17                                        1,000     1,080
        7.625%, 8/1/09                                         245       251
        7.875%, 8/1/19                                         300       306
California Pollution Control Fin. Auth.
    Pacific Gas and Electric, 5.85%, 12/1/23 *               1,765     1,857
California Pollution Control Fin. Auth., PCR
    Laidlaw Enviromental, 6.70%, 7/1/07 *                    1,000     1,043
    Pacific Gas and Electric
        VRDN (Currently 2.50%) *                               600       600
        5.85%, 12/1/23 (MBIA Insured) *                      2,000     2,115
    Shell Oil, VRDN (Currently 3.10%) *                        900       900
    USA Waste Services, 5.00%, 6/1/18                        2,500     2,529
California Public Works Board
    Dept. of Corrections
        6.875%, 11/1/14 (Prerefunded 11/1/04+)               1,000     1,181
    Univ. of California
        5.50%, 6/1/14                                        2,000     2,186
        6.40%, 12/1/16 (AMBAC Insured)
        (Prerefunded 12/1/02+)                               1,000     1,121
California Statewide CDA, Sutter Health, COP
        5.50%, 8/15/23 (MBIA Insured)                        2,000     2,068
Castaic Lake Water Agency
    Water System Improvement, COP
        7.00%, 8/1/12 (MBIA Insured)                         1,000     1,244
        7.00%, 8/1/13 (MBIA Insured)                         1,700     2,117
Castaic Union School Dist., GO
        Zero Coupon, 5/1/18 (FGIC Insured)                   5,175     1,966
Central Coast Water Auth., State Water Project
      Regional Fac.
        6.60%, 10/1/22 (AMBAC Insured)
        (Prerefunded 10/1/02+)                               1,000     1,124

Central Valley School Dist. Fin. Auth., GO,
     Capital Appreciation
        Zero Coupon, 8/1/10 (MBIA Insured)                   2,500   $ 1,508
Chula Vista, Sub-Gateway Town Center, 7.50%, 1/1/32 *        4,500     4,483
Contra Costa County, Merrithew Memorial Hosp., COP
        5.375%, 11/1/17 (MBIA Insured)                       2,185     2,270
Corona Redev. Agency, Tax Allocation
        6.25%, 9/1/13 (FGIC Insured)                         1,000     1,124
Coronado CDA, Tax Allocation, 5.70%,
          9/1/12 (FSA Insured)                               1,000     1,088
Dry Creek Joint Elementary School Dist., GO
    Capital Appreciation
        Zero Coupon, 8/1/13 (FSA Insured)                    1,300       658
        Zero Coupon, 8/1/14 (FSA Insured)                    1,340       638
East Bay Municipal Utility Dist., Water Systems
        5.25%, 6/1/16                                        1,690     1,763
        6.00%, 6/1/12 (FSA Insured)                          2,000     2,167
Emeryville PFA, 6.20%, 9/1/25 (Prerefunded 9/1/05+)          1,000     1,120
Escondido, Multi-Family Housing
    Terrace Gardens Apartments, 5.40%, 1/1/27                1,000     1,056
Fontana Redev. Agency, Jurupa Hills, 5.50%, 10/1/27          3,400     3,452
Foothill / Eastern Transportation Corridor Agency
    Toll Road
        Zero Coupon, 1/1/17                                  4,000     1,573
        Zero Coupon, 1/1/25                                    850       212
        Zero Coupon, 1/1/27                                  1,910       424
Fresno Unified School Dist., GO
        6.40%, 8/1/16 (MBIA Insured)                         1,000     1,181
        6.55%, 8/1/20 (MBIA Insured)                         1,000     1,185
Gateway Refinancing Auth., 5.50%, 9/1/19                     2,000     2,025
Inglewood Redev. Agency, Century Redev.,
      6.125%, 7/1/23                                         2,800     2,934
Inland Empire Solid Waste Fin. Auth.
    San Bernardino County Landfills
        6.25%, 8/1/11 (FSA Insured) *                        1,000     1,141
Irvine Ranch Water Dist., VRDN (Currently 3.10%)             2,900     2,900
Kern County Union High School Dist., GO
        7.00%, 8/1/10 (MBIA Insured)
        (Escrowed to Maturity)                               1,000     1,246
Long Beach Harbor, 6.00%, 5/15/17 (FGIC Insured) *           1,000     1,127
Los Angeles City, Wastewater, 7.10%, 6/1/18                  1,000     1,031
Los Angeles County, GO, COP, Marina del Rey,
         6.50%, 7/1/08                                       1,000   $ 1,094
Los Angeles County Metropolitan Transportation Auth.
    Sales Tax
        6.00%, 7/1/26 (MBIA Insured)                         2,000     2,174
        7.40%, 7/1/15                                          515       533
Los Angeles County Public Works Fin. Auth.
    Multiple Capital Fac.
        5.125%, 6/1/17 (AMBAC Insured)                       2,000     2,030
    Rowland Heights, 5.50%, 10/1/18 (FSA Insured)            1,500     1,615
Los Angeles Harbor Dept.
        6.50%, 8/1/25 (Prerefunded 8/1/02+)                  1,000     1,115
        6.625%, 8/1/19 *                                     2,500     2,748
        7.60%, 10/1/18 (Escrowed to Maturity)                3,000     3,914

Los Angeles Municipal Improvement, Central Library
        6.35%, 6/1/20                                        1,500     1,609
Los Angeles Unified School Dist., GO
        5.375%, 7/1/16 (FGIC Insured)                        3,000     3,155
Midpeninsula Regional Open Space Dist., Fin. Auth.
        5.90%, 9/1/14 (AMBAC Insured)                        1,250     1,369
Modesto Irrigation Dist. Fin. Auth.
        Zero Coupon, 7/1/16 (AMBAC Insured)                  3,320     1,374
    Geysers, 6.00%, 10/1/15 (MBIA Insured)                   1,500     1,655
Mojave Water Agency, Morongo Basin
        5.75%, 9/1/15 (FGIC Insured)                         2,000     2,177
Mountain View Shoreline Regional Park, Tax Allocation
        5.50%, 8/1/21 (MBIA Insured)                         3,135     3,300
Mt. Diablo Hosp. Dist.
        8.00%, 12/1/11 (AMBAC Insured)
        (Prerefunded 12/1/00+)                               1,250     1,378
Newport Beach, Hoag Memorial Hosp.
        VRDN (Currently 3.10%)                                 100       100
Oakland, COP, VRDN (Currently 2.95%)                         2,200     2,200
Orange County
    Juvenile Justice Center, COP
        7.625%, 6/1/19 (Prerefunded 6/1/99+)                 1,750     1,806
    Recovery, COP
        6.00%, 6/1/10 (MBIA Insured)                         4,120     4,736
        6.00%, 7/1/26 (MBIA Insured)                         1,000     1,094
Orange County Local Transportation Auth., Sales Tax
        6.00%, 2/15/09 (AMBAC Insured)                         750   $   856
Orange County PFA, Waste Management
        5.75%, 12/1/09 (AMBAC Insured) *                     2,000     2,226
Orchard School Dist., GO, 6.50%,
     8/1/19 (FGIC Insured)                                   1,000     1,150
Palmdale Civic Auth., 6.60%,
     9/1/34 (Prerefunded 9/1/04+)                            5,000     5,682
Pasadena Parking Fac., COP, 6.25%, 1/1/18                    3,000     3,457
Placentia PFA, Special Tax, 6.60%, 9/1/15                    1,000     1,040
Pomona Unified School Dist., GO
        6.15%, 8/1/15 (MBIA Insured)                         1,000     1,150
Poway Community Fac. Dist., 6.75%, 8/15/15                   1,275     1,390
Riverside County, Desert Justice Fac., COP
        6.00%, 12/1/12 (MBIA Insured)
        (Prerefunded 12/1/04+)                               1,000     1,127
Sacramento City Fin. Auth., Lease, 5.00%, 11/1/14            2,000     2,055
Sacramento County Public Fac., Coroner Crime Lab., COP
        6.375%, 10/1/14 (AMBAC Insured)                      1,000     1,132
Sacramento Redev. Agency, 5.25%, 11/1/13 (FSA Insured)       2,240     2,380
Saddleback Valley Unified School Dist., Special Tax
        Zero Coupon, 9/1/19 (FSA Insured)                    2,370       832
        6.00%, 9/1/15 (FSA Insured)                          1,375     1,575
San Diego Community College Dist.
        6.125%, 12/1/16 (MBIA Insured)
        (Prerefunded 12/1/06+)                               1,250     1,457
San Diego County Water Auth., 4.50%,
     5/1/24 (FGIC Insured)                                   1,500     1,389

San Diego, IDR, San Diego Gas and Electric
        6.40%, 9/1/18 (MBIA Insured)                         1,175     1,291
San Francisco Bay Area Rapid Transit, Sales Tax
        5.25%, 7/1/18                                        1,250     1,288
        5.50%, 7/1/15 (FGIC Insured)                         1,800     1,895
San Francisco City and County, Int'l. Airport
        5.80%, 5/1/21 (FGIC Insured) *                       1,000     1,064
        6.30%, 5/1/25 (FGIC Insured) *                       1,000     1,102
        6.50%, 5/1/18 (AMBAC Insured) *                      4,000     4,481
San Joaquin Hills Transportation Corridor Agency
    Toll Road, Zero Coupon, 1/15/14 (MBIA Insured)           6,500     3,176
San Jose Redev. Agency, Merged Area Redev.
        VRDN (Currently 2.15%)                               1,700     1,700
San Jose Unified School Dist., Capital Appreciation
        Zero Coupon, 8/1/20 (FGIC Insured)                   3,580   $ 1,174
Santa Ana Housing Auth., Villa Del Sol Apartments
        5.65%, 11/1/21 *                                     1,000     1,062
Santa Clara, Electric
        6.25%, 7/1/19 (MBIA Insured)
        (Prerefunded 7/1/01+)                                2,000     2,172
Santa Clara County Fin. Auth., VMC Fac.
        7.75%, 11/15/11 (AMBAC Insured)                      1,000     1,317
Santa Clara Redev. Agency, Bayshore North
        7.00%, 7/1/10 (AMBAC Insured)                        3,000     3,691
Santa Margarita/Dana Point Auth.
        7.25%, 8/1/10 (MBIA Insured)                         1,000     1,266
South Orange County PFA, 7.00%, 9/1/07 (MBIA Insured)        2,000     2,410
Southern California Public Power Auth.
        6.75%, 7/1/10                                        2,100     2,525
        6.75%, 7/1/12                                        1,700     2,061
Temecula Community Fac., 5.45%, 9/1/11                       1,045     1,055
Torrance, Little Co. of Mary Hosp.
        6.875%, 7/1/15 (Escrowed to Maturity)                1,240     1,392
Torrance Redev. Agency, 5.50%, 9/1/28 (MBIA Insured)         2,000     2,035
Tri City Hosp. Dist.
        7.50%, 2/1/17 (MBIA Insured)
        (Prerefunded 2/1/02+)                                2,000     2,258
Tulare County, Capital Improvement, COP
        6.00%, 2/15/16 (MBIA Insured)                        1,000     1,145
Walnut Valley Unified School Dist., GO
        7.20%, 2/1/16 (MBIA Insured)                         1,000     1,244
Total California (Cost  $205,662)                                     21,353


PUERTO RICO  2.7%

Puerto Rico Electric Power Auth.
        4.75%, 7/1/24                                        3,000     2,843
        7.00%, 7/1/21 (Prerefunded 7/1/01+)                  1,000     1,101
Puerto Rico Public Fin., Commonwealth Appropriation
        5.375%, 6/1/17 (AMBAC Insured)                       2,000     2,141
Total Puerto Rico (Cost  $5,828)                                       6,085

 Total Investments in Securities
 100.6% of Net Assets (Cost  $211,490)                                $227,438

 Other Assets Less Liabilities                                          (1,437)

 NET ASSETS                                                           $226,001

 Net Assets Consist of:
 Accumulated net investment income -
     net of distributions                                             $      7
 Accumulated net realized gain/loss -
     net of distributions                                                   98
 Net unrealized gain (loss)                                             15,948
 Paid-in-capital applicable to 20,611,540
     no par shares of beneficial
     interest outstanding; unlimited
     number of shares authorized                                       209,948

 NET ASSETS                                                           $226,001
 NET ASSET VALUE PER SHARE                                            $  10.96

     *  Interest subject to alternative minimum tax
     +  Used in determining portfolio maturity
 AMBAC  AMBAC Indemnity Corp.
   CDA  Community Development Administration
   COP  Certificates of Participation
   EFA  Educational Facility Authority
  FGIC  Financial Guaranty Insurance Company
   FSA  Financial Security Assurance Corp.
    GO  General Obligation
   HFA  Health Facility Authority
  HFFA  Health Facility Financing Authority
   IDR  Industrial Development Revenue
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
   PFA  Public Facility Authority
  VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price California Tax-Free Bond Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-----------------------
                                                      Money Fund     Bond Fund
                                                           In thousands
                                                          Year             Year
                                                         Ended            Ended
                                                       2/28/99          2/28/99
                                                       -------          -------
Investment Income
Interest income                                     $   3,169        $  11,207
Expenses
  Investment management                                   333              878
  Custody and accounting                                   92              118
  Shareholder servicing                                    90              146
  Prospectus and shareholder reports                       13               23
  Registration                                             11               16
  Trustees                                                  6                6
  Legal and audit                                           4               11
  Miscellaneous                                             3                3
  Total expenses                                          552            1,201
  Expenses paid indirectly                                 (3)              (1)
  Net expenses                                            549            1,200
Net investment income                                   2,620           10,007
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                               10              882
  Futures                                                   -             (103)
  Net realized gain (loss)                                 10              779
Change in net unrealized gain or loss on securities         -            1,387
Net realized and unrealized gain (loss)                    10            2,166

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                              $   2,630        $  12,173

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
                                           Money Fund            Bond Fund
                                                    In thousands
                                       Year                  Year
                                      Ended                 Ended
                                    2/28/99     2/28/98   2/28/99     2/28/98
                                    -------     -------   -------     -------

Increase (Decrease) in Net Assets
Operations
  Net investment income           $   2,620   $   2,545$   10,007   $   8,911
  Net realized gain (loss)               10          13       779       1,067
  Change in net unrealized
  gain or loss                            -           -     1,387       5,761
  Increase (decrease) in
  net assets from operations          2,630       2,558    12,173      15,739

Distributions to shareholders
  Net investment income              (2,620)     (2,545   (10,007)     (8,911)
  Net realized gain                       -           -      (578)          -
  Decrease in net assets
     from distributions              (2,620)     (2,545   (10,585)     (8,911)

Capital share transactions *
  Shares sold                        88,664      86,397    58,571      47,467
  Distributions reinvested            2,456       2,371     7,355       6,191
  Shares redeemed                   (81,190)    (78,585)  (36,613)    (26,199)
  Increase (decrease) in
  net assets from capital
  share transactions                  9,930      10,183    29,313      27,459

Net Assets
Increase (decrease)
during period                         9,940      10,196    30,901      34,287
Beginning of period                  92,406      82,210   195,100     160,813
-------------                     ---------      -------  -------   ---------
End of period                     $ 102,346   $  92,406$  226,001   $ 195,100

*Share information
  Shares sold                        88,664      86,397     5,359       4,460
  Distributions reinvested            2,456       2,371       673         581
  Shares redeemed                   (81,190)    (78,585    (3,359)     (2,466)
  -------------                    ---------      -------  -------   ---------
  Increase (decrease)
  in shares outstanding               9,930      10,183     2,673       2,575


The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------
                                                               February 28, 1999
Notes to Financial Statements
================================================================================
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

     T. Rowe Price California Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The California Tax-Free Money Fund (the Money Fund) and the California Tax-Free Bond Fund (the Bond Fund), diversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on September 15, 1986.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the funds' custody charges.

================================================================================
NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

     Purchases and sales of portfolio securities for the Bond Fund, other than short-term securities, aggregated $82,006,000 and $55,314,000, respectively, for the year ended February 28, 1999.

================================================================================
NOTE 3 - FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. The Money Fund utilized capital loss carryforwards of $11,000 in fiscal 1999. As of February 28, 1999, the Money Fund has capital loss carryforwards for federal income tax purposes of $82,000, all of which expires in 2003. The Money Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At February 28, 1999, the costs of investments for the Money and Bond Funds for federal income tax purposes were substantially the same as for financial reporting and totaled $98,791,000 and $211,490,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Bond Fund, net unrealized gain aggregated $15,948,000 at period-end, of which $16,037,000 was related to appreciated investments and $89,000 to depreciated investments.

================================================================================
NOTE 4 - RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $24,000 and $73,000 were payable at February 28, 1999 by the Money and Bond Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At February 28, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999, which would cause the Money Fund's ratio of expenses to average net assets to exceed 0.55%. Pursuant to this agreement, $89,000 of management fees were not accrued by the Money Fund for the year ended February 28, 1999, and $99,000 remains unaccrued from a prior period. Subject to shareholder approval, the Money Fund may reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.55%.

     In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Money and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $140,000 and $190,000, respectively, for the year ended February 28, 1999, of which $13,000 and $17,000, respectively, were payable at period-end.

================================================================================

T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------
Report of Independent Accountants

To the Board of Trustees of T. Rowe Price California Tax-Free Income Trust and Shareholders of California Tax-Free Money Fund and California Tax-Free Bond Fund

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of California Tax-Free Money Fund and California Tax-Free Bond Fund (two of the portfolios comprising T. Rowe Price California Tax-Free Income Trust, hereafter referred to as "the Funds") at February 28, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
March 17, 1999

================================================================================
T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------
Tax Information (Unaudited) for the Tax Year Ended 2/28/99

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The Bond Fund's distributions to shareholders included: * $198,000 from short-term capital gains, * $380,000 from long-term capital gains, subject to the 20% rate gains category,

     The Money Fund and Bond Fund's dividend income included $2,639,000 and $9,879,000, respectively, which qualified as exempt-interest dividends.

================================================================================

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE

WITH YOUR EXISTING
FUND ACCOUNT, CALL:
shareholder service center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Small-Cap Value Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.         C05-050  2/28/99